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Exhibit 10.2 Warrant Agreement with Roan Meyers Associates, LP


                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT CERTIFIES THAT ROAN MEYERS ASSOCIATES L.P. (THE "HOLDER"), IS THE OWNER OF 500,000 WARRANTS (SUBJECT TO ADJUSTMENT AS PROVIDED HEREIN), EACH OF WHICH REPRESENT THE RIGHT TO SUBSCRIBE FOR AND PURCHASE FROM MIV THERAPEUTICS, INC., A NEVADA CORPORATION (THE "COMPANY"), ONE SHARE OF THE COMPANY'S COMMON STOCK, $.001 PAR VALUE, (SUCH COMMON STOCK, INCLUDING ANY STOCK INTO WHICH IT MAY BE CHANGED, RECLASSIFIED OR CONVERTED, IS HEREIN REFERRED TO AS THE "COMMON STOCK") ("WARRANTS") AT THE PURCHASE PRICE OF $.40 PER SHARE (SUBJECT TO ADJUSTMENT AS PROVIDED HEREIN) (THE "EXERCISE PRICE").

THE SECURITIES REPRESENTED BY THIS AGREEMENT ARE OFFERED FOR INVESTMENT ONLY AND HAVE NOT BEEN REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION, SPECIFIED IN SECTION 4(2) OF THE ACT AND RULE 506 OF REGULATION D PROMULGATED PURSUANT THERETO. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT UPON DELIVERY TO THE COMPANY OR ITS TRANSFER AGENT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY OR ITS TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER; OR THE SUBMISSION TO THE COMPANY OR ITS TRANSFER AGENT OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY OR ITS TRANSFER AGENT TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT, APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED PURSUANT THERETO.

The Warrants are subject to the following provisions, terms and conditions:

1. EXERCISE OF WARRANTS

EXERCISE OF WARRANTS. The Warrants may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by surrender of this Warrant Agreement at the principal office of the Company located at 1-8765 Ash Street, Vancouver, B.C., Canada V6P 6T3 (or such other office or agency of the Company as may be designated by notice in writing to the Holder at the address of the Holder appearing on the books and records of the Company), with the appropriate form attached hereto duly exercised, at any time within the period beginning on the date of this Warrant Agreement, which is specified immediately above the signature lines of this Warrant Agreement ("Effective Date") and ending on that date exactly five (5) years from the Effective Date (the "Exercise Period") and by payment to the Company by certified check or bank draft of the purchase price for such shares of the Common Stock. The Company agrees that the shares of Common Stock so purchased shall be deemed to be issued to the Holder as the record owner of such shares of Common Stock as of the close of business on the date on which this Warrant Agreement shall have been surrendered and payment made for such shares of Common Stock. Certificates representing the shares of Common Stock so purchased, together with any cash for fractional shares of Common Stock paid pursuant to Section 2E of this Warrant Agreement, shall be delivered to the Holder promptly and in no event later than ten (10) days after the Warrants shall have been so exercised.


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2. ADJUSTMENTS

A. ADJUSTMENTS. The Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time, as follows:

         (1) STOCK DIVIDENDS; STOCK SPLITS; REVERSE STOCK SPLITS; AND RECLASSIFICATIONS. In the event that the Company shall (a) pay a dividend with respect to its capital stock in shares of Common Stock, (b) subdivide its issued and outstanding shares of Common Stock, (c) combine its issued and outstanding shares of common stock into a smaller number of shares of any class of Common Stock or (d) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) (any one of which actions is herein referred to as an "Adjustment Event"), the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to the record date for such Adjustment Event shall be adjusted so that the Holder shall thereafter be entitled to receive the number of shares of Common Stock or other securities of the Company (such other securities thereafter enjoying the rights of shares of Common Stock pursuant to this Warrant Agreement) that the Holder would have owned or have been entitled to receive after the happening of such Adjustment Event, had such Warrant been exercised immediately prior to the happening of such Adjustment Event or any record date with respect thereto. An adjustment made pursuant to this Section 2A(1) shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event.

         (2) DISTRIBUTIONS OF SUBSCRIPTION RIGHTS OR CONVERTIBLE SECURITIES. In the event that the Company shall specify a record date for the making of a distribution to all holders of shares of Common Stock or rights, options, warrants or convertible or exchangeable securities which have the right to subscribe for or purchase shares of Common Stock (excluding those referred to in Section 2A(5) below), then in each such event the number of shares of Common Stock purchasable after such record date upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such record date by a fraction, the numerator of which shall be the then Current Market Value (as defined in Section 2A(3) below) of one share of Common Stock on the record date for such distribution and the denominator of which shall be the then Current Market Value of one share of Common Stock on the record date for such distribution less the then fair value (as determined by the Independent Financial Expert (as defined in Section 2A(3) below)), of such rights, options or warrants, or of such convertible or exchangeable securities distributed with respect to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.


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         (3)      CURRENT MARKET VALUE. For the purpose of any computation
                  pursuant to this Section 2, the Current Market Value of one share of Common Stock or of any other security (herein, collectively, referred to as a "security") at the date herein specified shall be (a) if the Company does not have a class of equity securities registered pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), the value of the security (i) determined in good faith in the most recently completed arms-length transaction between the Company and a third party who is not an affiliate of the Company in which such determination is necessary and the closing of which occurs on such date or shall have occurred within the six (6) months preceding such date; provided, however, that the Board of Directors of the Company shall in good faith determine that any such value represents a reasonable estimate of the fair value of a share of Common Stock as of such date, (ii) if no such transaction shall have occurred on such date or within such six-month period, most recently determined as of a date within the six (6) months preceding such date by an Independent Financial Expert (in the event of more than one such determination, the determination for the later date shall be used) or (iii) if no such determination shall have been made within such six month period, determined as of such date by an Independent Financial Expert, or (b) if the Company does have a class of equity securities registered pursuant to the Exchange Act, deemed to be the average of the daily market prices of the security for five trading days before such date or, if the Company has had a class of equity securities registered pursuant to the Exchange Act for less than five (5) trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. For purposes of this
                  Section 2, an "affiliate" of a person shall mean any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person. For purposes of this definition, "control" means the power to direct the management and policies of a person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  The market price for each such business day shall be (a) in the event of a security listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day; (b) in the event of a security not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company; (c) in the event of a security not then listed or admitted to trading on any security exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the City of Los Angeles, State of California, customarily published on each business day, designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than five days prior to the date in question) for which prices have been so reported; and (d) if there are no bid and asked prices reported during the five days prior to the date in question, the Current Market Value of the security shall be determined as if the Company did not have a class of equity securities registered pursuant to the Exchange Act.


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                  For purposes of this Section 2A(3), an "Independent Financial
                  Expert" shall mean a nationally recognized investment banking firm (a) which does not (and whose directors, officers, employees and affiliates do not), have a direct or indirect financial interest in the Company (other than the beneficial ownership, directly or indirectly, of less than three percent (3%) of the outstanding shares of capital stock of the Company); (b) which has not been, and, at the time it is requested to give independent financial advice to the Company, is not (and none of whose directors, officers, employees or affiliates is) a promoter, director or officer of the Company or any of its affiliates or an underwriter with respect to any of the Company's securities; (c) which does not provide any advice or opinions to the Company, except as an Independent Financial Expert; and (d) which is mutually agreeable to the Company and the Holder. If the Company and the Holder do not promptly agree as to the Independent Financial Expert, each shall appoint one investment banking firm and the two firms so appointed shall select the Independent Financial Expert to be employed by the Company. An Independent Financial Expert may be compensated by the Company for opinions or services it provides as an Independent Financial Expert. In making its determination of the value of the Common Stock, the Independent Financial Expert shall use one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate. After the Independent Financial Expert has made its determination, the Company shall cause the Independent Financial Expert to prepare a report (a "Value Report") specifying the methods of valuation considered or used and the value of the Common Stock or other security it values and containing a statement as to the nature and scope of the examination made. The Value Report shall accompany any Adjustment Notice (as defined in Section 2B of this Warrant Agreement) sent by the Company to the Holder pursuant to
                  Section 2B of this Warrant Agreement; provided, however, that the adjustment to the Exercise Price that is the subject of such Adjustment Notice requires the services of an Independent Financial Expert.

         (4) ADJUSTMENT OF EXERCISE PRICE. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Sections 2A(1) or 2A(2) of this Warrant Agreement, the Exercise Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

         (5) ISSUANCE OF COMMON STOCK TO STOCKHOLDERS AT LESS THAN CURRENT MARKET VALUE. In the event that the Company sells and issues to a stockholder of the Company or to any affiliate of such stockholder shares of any common stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding (a) shares, rights, options, warrants or convertible or exchangeable securities issued in any of the transactions described in Sections 2A(1) and 2A(2) above, (b) the Warrants and any shares of Common Stock issuable upon exercise thereof, (c) shares of Common Stock or other securities, or options or rights in respect thereof, issued to full-time employees of the Company or its subsidiaries in the ordinary course of business as compensation for services rendered or to be rendered or as part of an employee incentive program and (d) shares of Common Stock or other securities issued upon exercise, conversion or exchange of rights, options, warrants or convertible or exchangeable securities issued in any of the transactions described in Sections 2A(1) and 2A(2) above or in a transaction with respect to which no adjustment was required pursuant to this Section 2A (but including shares, rights, options, warrants or convertible or exchangeable securities issued as consideration in any merger, consolidation or other business combination)) at a price per share of Common Stock (determined, in the event of such


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                  rights, options, warrants or convertible or exchangeable
                  securities, by dividing (i) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities (which amount may be zero if such rights, options, warrants or convertible or exchangeable securities are issued without consideration), plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (ii) the total number of shares of Common Stock contemplated by such rights, opinions, warrants or convertible or exchangeable securities) that is less than the then Current Market Value per share of such Common Stock (as determined by the Independent Financial Expert in accordance with Section 2A(3) above) in effect immediately prior to such sale and issuance, then the Exercise Price shall be adjusted (calculated to the nearest $0.01) so that the Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (ii) the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Value per share, and the denominator of which shall be the total number of shares of Common Stock outstanding (determined as provided below) immediately after such sale and issuance. Such adjustment shall be made successively whenever such an issuance is made.

                  Upon the occurrence of a sale and issuance described in the preceding paragraph, the number of shares of Common Stock purchasable pursuant to the exercise of the rights specified in this Warrant Agreement shall be that number determined by multiplying the number of shares of Common Stock issuable upon exercise immediately prior to such adjustment by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price as so adjusted.

                  For the purposes of such adjustments, the shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities (which consideration may be zero if such rights, options, warrants or convertible or exchangeable securities are issued without consideration), plus the consideration or premiums specified in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of any Common Stock covered thereby. In the event that the Company shall sell and issue, in a transaction to which this Section 2A(5) applies, shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, for consideration consisting, in whole or in part, of property other than cash or its equivalent, then determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the first sentence of this Section 2A(5), the Board of Directors of the Company shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit. There shall be no adjustment of the Exercise Price pursuant to this Section 2A(5) if the amount of such adjustment shall be less than $.01 per share of Common Stock; provided, however, that any adjustments which by reason of this provision are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (6) EXPIRATION OF RIGHTS, OPTIONS AND CONVERSION PRIVILEGES. Upon the expiration without being exercised of any rights, options, warrants or conversion or exchange privileges for which an adjustment has been made pursuant to this Warrant Agreement, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not be required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of such Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and
                  (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Exercise Price by an amount, or decreasing the number of shares purchasable upon exercise of each Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

         (7) DE MINIMIS ADJUSTMENTS. Except as provided in Section 2A(5) of this Warrant Agreement with reference to adjustments required by such Section 2A(5), no adjustment in the number of shares of Common Stock purchasable pursuant to this Warrant Agreement shall be required, unless such adjustment would require an increase or decease of at least one percent (1%) in the number of shares of Common Stock purchasable upon an exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 2A(7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share.

         (8) DUTY TO MAKE FAIR ADJUSTMENTS IN CERTAIN CASES. If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this Section 2A are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

         (9) ADJUSTMENT FOR ASSET DISTRIBUTIONS. If the Company shall determine a record date for the making of a distribution to all holders of shares of Common Stock or evidence of indebtedness of the Company or other assets (other than ordinary cash dividends not in excess of the retained earnings of the Company determined by the application of generally accepted accounting principles), then the Exercise Price for each share of Common Stock payable upon exercise of each Warrant shall be reduced by the then fair value (as determined by the Independent Financial Expert (as defined in Section 2A(3) above)) of the indebtedness or other assets distributed in respect of one such share. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

B. NOTICE OF ADJUSTMENT. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant or the Exercise Price is adjusted as herein provided, the Company shall promptly notify the Holder in writing (such writing referred to as an "Adjustment Notice") of such adjustment or adjustments and shall deliver to the Holder a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) or of the Independent Financial Expert, if any, which makes a determination of Current Market Value with respect to any such adjustment setting forth the number of shares of Common Stock purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

C. AMENDMENT OF WARRANT AGREEMENT. This Warrant Agreement need not be changed because of any change in the Exercise Price or in the number of shares of Common Stock purchasable upon the exercise of a Warrant. The Company may, at the time, in the Company's sole discretion, make any change in the form of a warrant agreement that the Company may deem appropriate and that does not affect the substance thereof and any warrant agreement thereafter issued, whether in exchange or substitution for any outstanding warrant agreement or otherwise, may be in the form so changed.

D. NOTICE TO HOLDER OF RECORD DATE, DISSOLUTION, LIQUIDATION OR WINDING UP. The Company shall cause to be mailed (by first class mail, postage prepaid) to the Holder notice of the record date for any dividend, distribution or payment, in cash or in kind (including, without limitation, evidence of indebtedness and assets), with respect to shares of Common Stock at least twenty (20) calendar days before any such date. In the event that at any time after the date hereof there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall cause to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's address as shown on the books of the Company, at the earliest practicable time (and, in any event, not less than twenty (20) calendar days before any date set for definitive action), notice of the date on which such dissolution, liquidation or winding up shall take place, as the case may be. The notices referred to above shall also specify the date as of which the holders of the shares of Common Stock of record or other securities underlying the Warrants shall be entitled to receive such dividend, money or the property deliverable upon such dissolution, liquidation or winding up, as the case may be (the "Entitlement Date"). In the case of a distribution of evidence of indebtedness or assets (other than in dissolution, liquidation or winding up) which has the effect of reducing the Exercise Price to zero or less pursuant to
Section 2A(9) of this Warrant Agreement, if the Holder elects to exercise the Warrants in accordance with Section 1 of this Warrant Agreement and become a holder of the Common Stock on the Entitlement Date, the Holder shall thereafter receive the evidence of indebtedness or assets distributed in respect of shares of Common Stock. In the case of any dissolution, liquidation or winding up of the Company, the Holder shall receive on the Entitlement Date the cash or other property, less the Exercise Price for the Warrants then in effect, that such Holder would have been entitled to receive had the Warrants been exercisable and exercised immediately prior to such dissolution, liquidation or winding up (or, if appropriate, record date therefor) and any right of a Holder to exercise the Warrants shall terminate.

E. FRACTIONAL INTEREST. The Company shall not be required to issue fractional shares of Common Stock on the exercise of the Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 2E be issuable on the exercise of the Warrants (or specified proportion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then fair value of one share of Common Stock, as determined by the Board of Directors of the Company in good faith, multiplied by such fraction computed to the nearest whole cent.

3. RESERVATION AND AUTHORIZATION OF COMMON STOCK

The Company covenants and agrees (a) that all shares of Common Stock which may be issued upon the exercise of the Warrants will, upon issuance, be validly issued, fully paid and nonassessable and free of all insurance or transfer taxes, liens and charges with respect to the issue thereof; (b) that during the Exercise Period, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the Warrants, sufficient shares of Common Stock to provide for the exercise of the Warrants, and (c) that the Company will take all such action as may be necessary to ensure that the shares of Common Stock issuable upon the exercise of the Warrants may be so issued without violation of any applicable law or regulation, or any requirements of any domestic securities exchange upon which any capital stock of the Company may be listed; provided, however, that nothing contained herein shall impose upon the Company any obligation to register the Warrants or the Common Stock pursuant applicable securities laws. In the event that any securities of the Company, other than the Common Stock, are issuable upon exercise of the Warrants, the Company will take or refrain from taking any action referred to in clauses (a) through (c) of this Section 3 as though such clauses applied, mutatis mutandis, to such other securities then issuable upon the exercise the Warrants.


4. NO VOTING RIGHTS

This Warrant Agreement shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

5. EXERCISE OR TRANSFER OF WARRANTS OR COMMON STOCK

The Holder agrees to be obligated by any and all provisions with respect to any and all limitations, including limitations imposed by the Securities Act of 1933, as amended, regarding the Warrants and the shares of Common Stock or other securities issuable upon exercise of the Warrants.

6. MERGERS, CONSOLIDATIONS, ETC.

A. Except as may otherwise be provided in Section 2A(5), if the Company shall merge or consolidate with another corporation, the Holder shall thereafter have the right, upon exercise of the rights specified in this Warrant Agreement and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, Common Stock), other securities, property or cash or any combination thereof receivable by a holder of the number of shares of Common Stock for which this Warrant Agreement might have been exercised immediately prior to such merger or consolidation (assuming, if applicable, that the holder of such Common Stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such merger or consolidation).

B. In case of any reclassification or change of the shares of Common Stock issuable upon exercise of (other than elimination or par value, a change in par value, or from par value to no par value, or as the result of a subdivision or combination of shares (which is provided for elsewhere herein), but including any reclassification of the shares of Common stock into two (2) or more classes or series of shares) or in case of any merger or consolidation of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination (which is provided for elsewhere herein), but including any reclassification of the shares of Common Stock, the Holder shall thereafter have the right, upon exercise hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, Common Stock), other securities, property or cash or any combination thereof receivable upon such reclassification, change, merger or consolidation by a holder of the number of shares of Common Stock for which the rights specified in this Warrant Agreement might have been exercised immediately prior to such reclassification, change, merger or consolidation (assuming, if applicable, that the holder of such Common Stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such reclassification, change, merger or consolidation).

7.       RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANTS

The rights and obligations of the Company, of the Holder, and of the holders of shares of Common Stock or other securities issued upon exercise of the Warrants, specified in this Warrant Agreement shall survive the exercise of the Warrants.

Dated: October 22nd, 2002

COMPANY

MIV Therapeutics, Inc.
a Nevada Corporation

By:      /s/ Alan Lindsay
         ------------------------
Its:     President


HOLDER


/s/ Bruce Meyers
------------------------------
(Signature of Holder)


Bruce Meyers
------------------------------
(Print Name of Holder)